SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 26, 1999

                                  NAC Re Corp.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-13891                  13-3297840
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)


               One Greenwich Plaza, CT                        06836-2568
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (203) 622-5200

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS.

            XL Capital Ltd, a limited liability company organized and incorporated under the laws of the Cayman Islands ("XL"), Dasher Acquisition Corp., a Delaware corporation and a direct, wholly-owned subsidiary of XL ("Sub"), and NAC Re Corp., a Delaware corporation ("NAC Re"), entered into Amendment No. 1 dated as of April 26, 1999 (the "Amendment") to the Agreement and Plan of Merger, dated as of February 15, 1999 (the "Merger Agreement"), pursuant to which Sub will merge with and into NAC Re with NAC Re being the surviving corporation and becoming a wholly-owned subsidiary of XL (the "Merger").

            A copy of the Amendment is included as Exhibit 99.1 hereto.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

Exhibit     Description

99.1 Amendment No. 1, dated as of April 26, 1999, among XL Capital Ltd, Dasher Acquisition Corp. and NAC Re Corp.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NAC Re Corp.


                                      By:    /s/ Richard H. Miller
                                             ----------------------------------
                                             Name:  Richard H. Miller
                                             Title: Chief Financial Officer &
                                                    Treasurer


Dated:  April 29, 1999

                                 EXHIBIT INDEX

Exhibit Description

99.1 Amendment No. 1, dated as of April 26, 1999, among XL Capital Ltd, Dasher Acquisition Corp. and NAC Re Corp.